Exhibit 10.14

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT

This first amendment (the “Amendment”) to that certain Subscription Agreement (the “Agreement”) entered into on February 1, 2021 by and among Crown PropTech Acquisitions, a Cayman Islands exempted company (the “Company”), Crown PropTech Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Purchaser”) is made of February 10, 2021 pursuant to Section 7(l) of the Agreement. Capitalized terms that are used herein, except as otherwise defined herein, shall have the meanings ascribed to them in the Agreement. In consideration of the premises, representations, warranties and the mutual covenants contained in the Agreement and this Amendment, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment.

(a)       Schedule A of the Agreement is hereby amended and restated as set forth on Exhibit A.

2.             General Provisions.

(a)        Counterparts.  This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(b)       Headings.  The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

(c)       Governing Law; Jurisdiction, WAIVER of JURY TRIAL.  The provisions of Sections 7(i) (Governing Law), 7(j) (Jurisdiction) and 7(k) (Waiver of Jury Trial) of the Agreement shall apply to this Amendment, mutatis mutandis, and are incorporated herein by reference with binding effect among the parties in respect of this Amendment as if fully set forth herein.

(d)       Effect of Amendment. Except as amended as set forth in this Amendment, the Agreement shall continue in full force and effect. Nothing in this Amendment shall be construed to modify any provision of the Agreement other than those specifically amended as set forth in this Amendment. On or after the date hereof, any reference to the Agreement shall constitute a reference to the Agreement as amended by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

CROWN PROPTECH ACQUISITIONS

By:	/s/ Richard Chera
Name: Richard Chera
Title: Chief Executive Officer

SPONSOR:

CROWN PROPTECH SPONSOR, LLC

By:	/s/ Richard Chera
Name: Richard Chera
Title: Member

[Signature Page to First Amendment to Subscription Agreement]

PURCHASER:

BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. By: BlackRock Advisors, LLC, as Investment Adviser

/s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Purchaser’s Address for Notices:

c/o BlackRock Financial Management, Inc.
55 East 52nd Street
New York, NY 10055
Attn:

with copies to:

c/o BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street, New York, NY 10022

Attn: David Maryles and Reid Fitzgerald

Email: legaltransactions@blackrock.com

And

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attn: Christopher S. Auguste

Email: cauguste@kramerlevin.com

[Signature Page to First Amendment to Subscription Agreement]

Schedule A

	Number of Subscribed Securities	Initial Purchase Price
Founder Shares	62,472	$226.35
Private Placement Warrants	82,080	$123,120.00

*In the event that the Over-allotment Option is exercised, the Purchaser agrees to purchase up to an additional $13,050.00 of Private Placement Warrants at a price of $1.50 per warrant (or up to 8,700 Private Placement Warrants), in the same proportion as the amount of the over-allotment option that is exercised. In the event that there is an Over-allotment Adjustment, the Purchaser agrees to surrender up to 15% of the Purchaser’s Founder Shares for no consideration.